CONSENT OF INDEPENDENT AUDITORS





The Board of Directors
Fortune Natural Resources Corporation:


     We consent to the use of our report incorporated herein by reference in the Post-Effective Amendment No. 1 to Form S-2 (No. 333-45469) dated March 31, 1998.





/s/ KPMG PEAT MARWICK LLP
-------------------------

Houston, Texas
March 31, 1998





                                                                    EXHIBIT 23.1